UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MYLAN N.V.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

YOUR VOTE IS IMPORTANT

Please take a moment prior to the Plan Voting Deadline specified on the reverse side of this voting instruction form to vote your ordinary shares of Mylan N.V. for the upcoming extraordinary general meeting of shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-209-1712, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-1350. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/myl-plans, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the relevant Trustee to vote your shares in the same manner as if you had marked, signed and returned a voting instruction form.

OR

3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the voting instruction form in the envelope provided, or mail to: Mylan N.V., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼TO VOTE BY MAIL, PLEASE DETACH VOTING INSTRUCTION FORM HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED▼

To vote, mark blocks below in blue or black ink as follows

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Proposal 1.	FOR	AGAINST	ABSTAIN
Approval under article 2:107a of the Dutch Civil Code of the acquisition, directly or indirectly (whether by way of an offer (and subsequent compulsory acquisition) or any other legal arrangement) of all or any portion of the ordinary shares of Perrigo Company plc (“Perrigo”) outstanding (on a fully diluted basis) as of the consummation of such acquisition (the “Acquisition”) and the issuance of Mylan N.V. ordinary shares to Perrigo shareholders as part of the consideration in the Acquisition.	☐	☐	☐

Date:	, 2015

Signature

Signature (if held jointly)

Title

NOTE: Please sign exactly as your name(s) appear(s) hereon. When shares are held jointly, joint owners should each sign. Executors, administrators, trustees, etc., should indicate the capacity in which signing. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH VOTING INSTRUCTION FORM HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED ▼

MYLAN PROFIT SHARING 401(K) PLAN

MYLAN PUERTO RICO PROFIT SHARING EMPLOYEE SAVINGS PLAN

VOTING INSTRUCTION FORM

For The Extraordinary General Meeting Of Shareholders Of Mylan N.V

To Be Held On August 28, 2015

This Voting Instruction Form is Solicited

on Behalf of the Board of Directors of Mylan N.V.

PLAN VOTING DEADLINE: 8:00AM Eastern Time, Wednesday, August 26, 2015

The undersigned hereby directs Bank of America, N.A., as trustee for the Mylan Profit Sharing 401(k) Plan, and Banco Popular de Puerto Rico, as trustee for the Mylan Puerto Rico Profit Sharing Employee Savings Plan (together, the “Trustees”), to appoint ROBERT J. COURY and RODNEY L. PIATT, and each with full power to act without the other, as proxies, with full power of substitution, for and in the name of the Trustees to vote and act with respect to all ordinary shares of MYLAN N.V. (“Mylan”) credited to the accounts of the undersigned under the above-named plans which the Trustees are entitled to vote and act on behalf of the undersigned at the extraordinary general meeting of shareholders of Mylan to be held on August 28, 2015, with all the powers the Trustees would possess if personally present, and particularly, but without limiting the generality of the foregoing.

IF PROPERLY EXECUTED AND RECEIVED BY THE RELEVANT TRUSTEE PRIOR TO THE PLAN VOTING DEADLINE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR PROPOSAL 1 UNLESS A CONTRARY VOTE IS INDICATED, IN WHICH CASE THE VOTING INSTRUCTION FORM WILL BE VOTED AS DIRECTED.

(Continued and to be signed on the reverse side)